LIMITED POWER OF ATTORNEY FOR
SECTION 16 REPORTING OBLIGATIONS


	POWER OF ATTORNEY
	For Executing Forms 3, 4 and 5

	KNOW ALL BY THESE PRESENT, that the undersigned hereby constitutes and appoints each of Daniel A. Brailer, Marcy Smorey-Giger and Sharon Jack, signing singly, his/her true and lawful attorney-in-fact to:

(1)	execute for and on behalf of the undersigned  Forms 3, 4 and 5, and amendments thereto, in accordance with Section 16 of the Securities Exchange Act of 1934, as amended, and the rules thereunder;

(2)	do and perform any and all acts for and on behalf of the undersigned that may be necessary or desirable to complete the execution of any such Forms 3, 4 or 5, or amendment thereto, and the filing of such form with the United States Securities and Exchange Commission and any other authority; and

(3)	take any other action of any type whatsoever in connection with the foregoing that, in the opinion of such attorney-in-fact, may be of benefit to, in the best interest of, or legally required by, the undersigned, it being understood that the documents executed by such attorney-in-fact on behalf of the undersigned pursuant to this Power of Attorney shall be in such form and shall contain such terms and conditions as such attorney-in-fact may approve in his/her discretion.

	The undersigned hereby grants to each such attorney-in-fact full power and authority to do and perform all and every act and thing whatsoever requisite, necessary and proper to be done in the exercise of any of the rights and powers herein granted, as fully to all intents and purposes as the undersigned might or could do if personally present, with full power of substitution or revocation, hereby ratifying and confirming all that such attorney-in-fact, or his/her substitute or substitutes, shall lawfully do or cause to be done by virtue of this power of attorney and the rights and powers herein granted. The undersigned acknowledges that the foregoing attorneys-in-fact, in serving in such capacity at the request of the undersigned, are not assuming any of the undersigned's responsibilities to comply with Section 16 of the Securities Exchange Act of 1934, as amended.

	This power-of-attorney shall expire when the undersigned ceases to be required to file Forms 3, 4 and 5 with the United States Securities and Exchange
Commission or any other authority.

	IN WITNESS WHEREOF, the undersigned has caused this Power of Attorney to be executed as of this 18th day of June, 2003.


							/s/Allan Duganier
							Signature


							Allan Duganier
							Print Name

State of Pennsylvania    )
                         )  ss.
County of Allegheny      )

	Sworn to before me this 18th day of June, 2003.


						/s/Christine P. Tharnish
						Notary Public

(SEAL)